Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group








Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act





I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Lifecycle Mid Range Fund, Scudder Lifecycle Short Range Fund, Scudder Mid Cap Fund, Scudder Small Cap Fund, Scudder Preservation Plus Income Fund, a series of Scudder Advisor Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 24, 2003                            /s/Richard T. Hale
                                             -----------------------------
                                             Richard T. Hale
                                             Chief Executive Officer
                                             Scudder Lifecycle Mid Range
                                             Fund, Scudder Lifecycle Short
                                             Range Fund, Scudder Mid Cap
                                             Fund, Scudder Small Cap Fund,
                                             Scudder Preservation Plus
                                             Income Fund, a series of
                                             Scudder Advisor Funds

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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group






Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act





I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Lifecycle Mid Range Fund, Scudder Lifecycle Short Range Fund, Scudder Mid Cap Fund, Scudder Small Cap Fund, Scudder Preservation Plus Income Fund, a series of Scudder Advisor Funds, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




November 24, 2003                                /s/Charles A. Rizzo
                                                 --------------------------
                                                 Charles A. Rizzo
                                                 Chief Financial Officer
                                                 Scudder Lifecycle Mid Range
                                                 Fund, Scudder Lifecycle Short
                                                 Range Fund, Scudder Mid Cap
                                                 Fund, Scudder Small Cap Fund,
                                                 Scudder Preservation Plus
                                                 Income Fund, a series of
                                                 Scudder Advisor Funds